Exhibit 10.21

                           LOAN ACCOMODATION AGREEMENT
                           ---------------------------


         This LOAN ACCOMODATION AGREEMENT ("Agreement") is entered into as of June 29, 2001, by and between Westell Technologies, Inc., a Delaware corporation (the "Company"), with headquarters located at 750 N. Commons Drive, Aurora, Illinois 60504, and the Penny family members or trusts for their benefit (each a "Guarantor" and together the "Guarantors") set forth on the execution pages hereof, with regard to the following:

                                    RECITALS
                                    --------

         A. It is a condition of satisfying certain conditions of restructuring the Company's senior credit line ("Credit Line") with LaSalle Bank, N.A. ("Bank") in the form attached as Exhibit A hereto ("Restructuring Amendment") that the Guarantors provide a joint and several guaranty of the Credit Line of $10,000,000 and to pledge cash and marketable securities in support thereof (the "Guaranty and Pledge Documents").

         B. The Guarantors desire to execute and deliver the Guaranty and Pledge Documents in consideration for the issuance to them of warrants in the form of Exhibit B hereto (the "Warrants") to purchase 512,820 shares of Company Class A Common Stock at an exercise price of $1.95;(the "Warrant Shares");

                  NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Guarantors hereby agree as follows:


                                   AGREEMENTS
                                   ----------


                                    ARTICLE I

         1.1 Execution of Guaranty and Pledge Documents. At the Closing, subject to the terms and the satisfaction (or waiver) of the conditions set forth in this Agreement, the Guarantors agree to execute and deliver the Guaranty and Pledge Documents.

         1.2 Delivery of Warrants. At the Closing, subject to the terms and the satisfaction (or waiver) of the conditions set forth in this Agreement, the Company shall deliver to the Guarantors the executed Warrants.

         1.3 Closing Date. The Closing shall occur immediately following the execution of this Agreement, and the date of Closing shall be the "Closing Date."

                                   ARTICLE II

                   GUARANTOR'S REPRESENTATIONS AND WARRANTIES

         Each Guarantor represents and warrants on the date hereof, solely with respect to itself and not with respect to any other Guarantor to the Company as set forth in this Article II.

         2.1 Purchase for Own Account. Guarantor is acquiring its Warrants for Guarantor's own account for investment only and not with a view toward or in connection with the public resale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act of 1933, as amended (the "Securities Act").. Guarantor will not resell the Warrants or the shares of Class A Common Stock issuable upon exercise thereof (collectively, the "Securities") except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Guarantor understands that Guarantor must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Guarantor does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of any or all of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act.

         2.2 Accredited Investor Status. Guarantor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

         2.3 Reliance on Exemptions. Guarantor understands that the Securities are being offered and sold to Guarantor in reliance upon specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of Guarantor set forth herein in order to determine the availability of such exemptions and the eligibility of Guarantor to acquire the Securities.

         2.4 Information. Guarantor and its counsel have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Guarantor. Guarantor has been afforded the opportunity to ask questions of the Company and has received what Guarantor believes to be complete and satisfactory answers to any such inquiries. Neither such materials or inquiries nor any other due diligence investigation conducted by Guarantor nor any of its



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

representations, warranties, covenants or agreements shall modify, amend or affect Guarantor's right to rely on the Company's representations and warranties contained in Article III. Guarantor understands that Guarantor's investment in the Securities involves a high degree of risk.

         2.5 Governmental Review. Guarantor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities or an investment therein.

         2.6 Transfer or Resale. Guarantor understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement).

         2.7 Legends. Guarantor understands that the certificates for the Warrants and the Warrant Shares will bear a restrictive legend (the "Legend") in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. Notwithstanding the foregoing, no opinion of counsel shall be required for transfers of this Warrant without consideration to the beneficiaries of the initial Holder provided that the beneficiaries execute investment confirmations and covenants consistent with the representations and covenants contained in this Warrant and the Accommodation Agreement in form reasonably satisfactory to the Company.


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

         2.8 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of Guarantor and are valid and binding agreements of Guarantor enforceable against Guarantor in accordance with their terms.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to each Guarantor on the date hereof that:

         3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

         3.2 Authorization; Enforcement . (a) The Company has the requisite corporate power and authority to (i) enter into, and perform its obligations under this Agreement, (ii) issue and perform its obligations with respect to the Warrants in accordance with the terms hereof and thereof, and (iii) issue the Warrant in accordance with the terms and conditions of the Warrants; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement (as defined in Section 4.2) by the Company and the execution and delivery of the Warrants, and the consummation by it of the transactions contemplated hereby and thereby and the reservation for issuance and issuance of the Warrant Shares have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its board of directors, or its stockholders is required with respect to any of the transactions contemplated hereby or thereby; (c) this Agreement and the Warrants have been, and the Registration Rights Agreement when executed, will have been, duly executed and delivered by the Company and (d) this Agreement and the Warrants are, the Registration Rights Agreement, when executed and delivered will be, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms.

         3.4 Issuance of Shares. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company. The Warrants are duly authorized and reserved for issuance, and are validly issued, fully paid and non-assessable, and free from all taxes, liens claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

         3.5 No Conflicts. The execution, delivery and performance of each of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance and reservation for issuance, as applicable, of the Warrant Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected.


                                   ARTICLE IV

                                    COVENANTS

         4.1 Expenses. The Company shall reimburse the Guarantors for the reasonable fees and expenses incurred by them in connection with the negotiation, preparation, execution, and delivery of this Agreement and the other agreements and documents to be executed in connection herewith, (the "Expenses"); The Company shall also reimburse the Guarantors for all expenses, including reasonable costs of counsel, incurred in enforcing this Agreement.

         4.2 Registration Rights. The Company commits to execute within 30 days a registration rights agreements ("Registration Rights") Agreement in form reasonably satisfactory to the parties and customary for transactions of this nature pursuant to which the Company will use reasonable commercial efforts to promptly file, cause to become effective and maintain a Registration Statement for registration of sale of the Warrant Shares on Form S-3. The initial holder of this Warrant (and related assignees thereof) shall be entitled to the benefit of such Registration Rights Agreement.


         4.3 Indemnification.

         (a) To the extent permitted by law, the Company will indemnify, hold harmless and defend the Guarantors against any claims, actions or lawsuits brought or threatened by any third parties (including any derivative actions brought in the name of the Company) and any direct damages, liabilities or expenses incurred as a result thereof (collectively, "Claims") to which any of them may become subject insofar as such Claims arise directly out of or are based directly upon this Agreement or the transactions contemplated hereby, including but not limited to any payments made to the Bank pursuant to enforcement of the Guaranty and Pledge Documents. Notwithstanding anything to the contrary contained herein, this indemnification agreement: (w) shall not apply with respect to a Claim arising out of or based upon a violation of law which occurs in reliance upon and in conformity with information furnished in writing to the Company by a Guarantor expressly for use in the registration statement to be filed pursuant to the Registration Rights Agreement or to Claims otherwise excluded from indemnification under the Registration Rights Agreement; (y) shall not apply to amounts paid in settlement of any

         Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld and
         (z) shall not apply to a Claim arising out of breach by a Guarantor of this Agreement. To the extent any indemnification by the Company is prohibited or limited by law, the Company agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 4.3 to the fullest extent permitted by law.

         (b) Promptly after receipt by a Guarantor of notice of the commencement of any Claim, such Guarantor shall deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel selected by the Company and reasonably satisfactory to the Guarantor; provided that the Company shall be obligated to diligently pursue such defense. Notwithstanding, the foregoing, the Guarantors shall be entitled to assume such defense and retain their own counsel with the fees and expenses to be paid by the Company, if (i) the representation by such counsel of both the Company and the Guarantors would be inappropriate due to actual conflicts of interest between the Guarantors and the and any other party represented by such counsel in such proceeding or (ii) (x) the actual or potential defendants in, or targets of, any such action include both the Guarantors and the Company, and (y) the Guarantors reasonably determine that there may be legal defenses available to the Guarantors which are different from or in addition to those available to the Company. In any event, the Company shall pay for only one separate legal counsel for all of the Guarantors. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Guarantors under this Section
4.3 , except to the extent that the Company is actually prejudiced in its ability to defend such action. The indemnification required by this Section shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.



                                    ARTICLE V

                   LEGEND REMOVAL, TRANSFER, AND CERTAIN SALES

         5.1 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without any legend to the holder of any Security upon which such Legend is stamped, and a certificate for a Security shall be originally issued without the Legend if (a) the sale of such Security is registered under the Securities Act, (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act, (c) such Security can be sold pursuant to Rule 144 and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC or (d) such Security can be sold pursuant to Rule 144(k). Each Guarantor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Guarantor holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause
(b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above. In the event that a Guarantor privately transfers or otherwise privately disposes of any Security which does not contain a Legend and as to which following such transfer or other disposition the transferee is not entitled to sell such Security freely or pursuant to Rule 144 and the re-sale of such Security by such transferee is not immediately thereafter registered under the Securities Act, then, in connection with such transfer or other disposition Guarantor and such transferee shall submit such Security for re-legending applicable to such Security as held by such transferee. Notwithstanding the foregoing, no opinion of counsel shall be required for transfers of the Warrants without consideration to the beneficiaries of the Guarantors, provided that the beneficiaries execute investment confirmations and covenants consistent with the representations and covenants contained in this Agreement in form reasonably satisfactory to the Company.

         5.2 Transfer Agent Instructions . The Company shall instruct its transfer agent to issue certificates, registered in the name of each Guarantor or its nominee, for the Conversion Shares or Warrant Shares in such amounts as specified from time to time by such Guarantor to the Company upon, and in accordance with, the exercise of the Warrants. Such certificates shall bear a legend only in the form of the Legend and only to the extent permitted by
Section 5.1 above. Nothing in this Section shall affect in any way a Guarantor's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. Without limiting any other rights of Guarantors or obligations of the Company, if (a) a Guarantor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) a Guarantor transfers Securities pursuant to Rule 144, the Company shall permit the transfer, and, in the case of Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Guarantor in order to effect such a transfer or sale.

                                   ARTICLE VI

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE

         6.1 Conditions to the Company's Obligation to Issue. The obligation of the Company hereunder to issue the Warrants to the Guarantors at the Closing is subject to the satisfaction, as of the date of such Closing and with respect to the Guarantors, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  (i) The Guarantors shall have executed the signature page to this Agreement and delivered the same to the Company.

                  (ii) The Guarantors shall have delivered the Guaranty and Pledge Documents to the Bank.

                  (iii)    The Bank shall have executed the Restructuring
         Amendment.


                                   ARTICLE VII

              CONDITIONS TO EACH GUARANTOR'S OBLIGATION TO PURCHASE

         7.1 Conditions to the Closing. The obligation of each Guarantor hereunder to purchase the Convertible Securities and Warrants to be purchased by it on the date of the Closing is subject to the satisfaction of each of the following conditions, provided that these conditions are for each Guarantor's sole benefit and may be waived by such Guarantor (with respect to it) at any time in such Guarantor's sole discretion:

                  (i) The Company shall have executed the signature page to this Agreement and the Warrants and delivered the same to the Guarantors.

                  (ii) The Bank and the Company shall have executed the Restructuring Amendment.


                                  ARTICLE VIII

                          GOVERNING LAW; MISCELLANEOUS


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

         8.1 Governing Law; Jurisdiction . This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

         8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

         8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         8.5 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein, no Guarantor makes any representation, warranty, covenant or undertaking with respect to the transactions contemplated hereby. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Guarantor.

         8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                           If to the Company:

                           Westell Technologies, Inc.
                           750 N. Commons Drive
                           Aurora, IL 60504
                           Telecopy: (630) 375-4940
                           Attention: Chief Financial Officer

                           with a copy to:


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

                           Neal J. White, P.C.
                           McDermott, Will & Emery
                           227 West Monroe Street
                           Chicago, IL 60606
                           Telecopy:  (312) 984-3669


                           If to any Guarantor, to the name of the Guarantor's
c/o:

                           Melvin J. Simon & Associates, Ltd.
                           4343 Commerce Court
                           Suite 306
                           Lisle, Illinois  60532


                           with a copy to:
                           Robert F. Wall
                           Winston & Strawn
                           35 West Wacker Drive
                           Chicago, IL 60601
                           Telecopy: 312-558-5700


 . Each party shall provide notice to the other parties of any change in address.

         8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Guarantor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, which, in the case of any consent required of the Company, shall not be unreasonably withheld. This provision shall not limit each Guarantor's right to transfer the Securities pursuant to the terms of this Agreement. In addition, and notwithstanding anything to the contrary contained in this Agreement the Warrants and the Warrant Shares may be pledged, and all rights of Guarantor under this Agreement or any other agreement or document related to the transaction contemplated hereby may be assigned, without further consent of the Company, to a bona fide pledgee in connection with a Guarantor's margin or brokerage accounts.

         8.8 Third Party Beneficiaries . This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         IN WITNESS WHEREOF, the undersigned Guarantors and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

WESTELL TECHNOLOGIES, INC.

By: /s/ Nicholas Hindman
    Name:    Nicholas Hindman
    Title:   Vice President Chief Financial Officer


GUARANTORS:

Marlene D. Foskett Trust under agreement    The Marlene Diane Foskett Trust
Florence R. Penny Children's Trust          dated December 31, 1970
dated December 28, 1989

/s/ Melvin J. Simon
Melvin J. Simon, Trustee                    /s/ Barbara J. Pruitt
                                            Barbara J. Pruitt, Co-Trustee

                                            /s/ Florence R. Penny
                                            Florence R. Penny, Co-Trustee

                                            /s/ Robert Clinton Penny III
                                            Robert Clinton Penny III, Co-Trustee



Barbara J. McDonough Trust under agreement  The Barbara J. McDonough Trust dated
Florence R. Penny Children's Trust          December 31, 1970
dated December 28, 1989

/s/ Melvin J. Simon
Melvin J. Simon, Trustee                    /s/ Marlene D. Foskett
                                            Marlene D. Foskett, Co-Trustee

                                            /s/ Florence R. Penny
                                            Florence R. Penny, Co-Trustee

                                            /s/ Robert Clinton Penny III
                                            Robert Clinton Penny III, Co-Trustee

Robert C. Penny III Trust under agreement   The Robert Clinton Penny Trust
Florence R. Penny Children's Trust          Number Two dated December 30, 1974
dated December 28, 1989


/s/ Melvin J. Simon                         /s/  Marlene D. Foskett
Melvin J. Simon, Trustee                    Marlene D. Foskett, Co-Trustee

                                            /s/ Florence R. Penny
                                            Florence R. Penny, Co-Trustee

                                            /s/ Barbara J. Pruitt
                                            Barbara J. Pruitt, Co-Trustee

                                    EXHIBIT A
                           FORM OF BANK LOAN AMENDMENT


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



                                    EXHIBIT B
                                 FORM OF WARRANT

         THIS WARRANT WAS ORIGINALLY ISSUED ON JUNE 29, 2001 AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANT WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE. Notwithstanding the foregoing, no opinion of counsel shall be required for transfers of this Warrant without consideration to the beneficiaries of the initial Holder provided that the beneficiaries execute investment confirmations and covenants consistent with the representations and covenants contained in this Warrant and the Accommodation Agreement in form reasonably satisfactory to the Company.


                             STOCK PURCHASE WARRANT
                             ----------------------

Date of Issuance: June 29, 2001                                           No. __

FOR VALUE RECEIVED, Westell Technologies, Inc. a Delaware corporation (the "Company"), hereby grants to ________________ (the "Holder"), the right to purchase from the Company 85,470 shares of the Company's Class A Common Stock (the "Warrant Shares") at an exercise price of $1.95 per share (the "Exercise Price"). This Warrant is issued pursuant to the terms of the Loan Accommodation Agreement dated as of June 29, 2001 between the Company, the Holder and certain other Persons listed therein (the "Accommodation Agreement"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this warrant (this "Warrant").

                  This Warrant is subject to the following provisions:

         Section 1. Exercise of Warrant.


                  1A. Exercise Period. The Holder may exercise this Warrant , in whole or in part (but not as to a fractional share of the Company's Class A Common Stock), at any time and from time to time after the Date of Issuance to and including five years from the date hereof (the "Exercise Period").

                  1C.      Exercise Procedure.

                  (i) This Warrant will be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                  (a) a completed Exercise Agreement, as described in paragraph 1D below, executed by the Holder;

                  (b) this Warrant;

                  (c) a cashiers' or certified check or wire transfer payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Exercise Price").

                  (ii) Certificates for Warrant Shares purchased upon exercise of this Warrant will be delivered by the Company to the Holder within five (5) business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                  (iii) The Warrant Shares issuable upon the exercise of this Warrant will be deemed to have been issued to the Holder at the Exercise Time, and the Holder will be deemed for all purposes to have become the record holder of such Warrant Shares at the Exercise Time.

                  (iv) The issuance of certificates for Warrant Shares upon exercise of this Warrant will be made without charge to the Holder for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares. Each Warrant Share issuable upon exercise of this Warrant will, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

                   (v) The Company will not close its books against the transfer of this Warrant or of any Warrant Share issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                  (vi) The Company will assist and cooperate with the Holder required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                  (vii) The Company will at all times reserve and keep available sufficient shares of Common Stock as may be necessary to allow for the exercise of this Warrant.

                  1D. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement will be substantially in the form set forth in Exhibit A hereto, dated the actual date of execution thereof.

         Section 2.  Adjustments.

                  2A. If the Company shall at any time change the number of issued shares of Class A Common Stock without new consideration to the Company (such as by stock dividend, stock split, or similar recapitalization, the total number of Warrant Shares then remaining subject to purchase hereunder and the Exercise Price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all Warrant Shares not theretofore purchased shall not be changed.

                  2B. In the case of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding shares of Class A Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), the Holder shall have the right thereafter and during the Exercise Period (subject however to all of the terms and conditions set forth herein), to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of shares of Class A Common Stock which might have been obtained upon exercise of this Warrant or portion thereof, as the case may be immediately prior to the Acquisition. The term "Acquisition Consideration" shall mean the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one share of Class A Common Stock upon consummation of an Acquisition.

                  2C.      Notices.

                  (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

                  (ii) The Company shall give written notice to the Holder at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock or (B) for determining rights to vote with respect to any Acquisition, dissolution or liquidation.

                  (iii) The Company shall also give written notice to the Holders at least ten (10) days prior to the date on which any Acquisition, dissolution or liquidation will take place.

                  Section 3.  Cashless Exercise.

                  Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the Holder's intention to effect a cashless exercise, including a calculation of the number of shares of Class A Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the Holder shall surrender this Warrant for the number of shares of Class A Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Class A Common Stock and the Exercise Price, and the denominator of which shall be such then current Market Price per share of Class A Common Stock.

                  Section 4. Transfer, Exchange and Replacement of Warrant.

                  4A. Restriction on Transfer. Subject to the provisions of
Section 6C hereof, this Warrant and the rights granted to the Holder are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the Form of Assignment attached hereto as Exhibit B, at the office of the Company referred to in Section 8 below. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

                  4B. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the office of the Company referred to in Section 8 below, for new Warrants, in the form hereof, of different denominations representing in the aggregate the right to purchase the number of shares of Class a Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder of at the time of such surrender.

                  4C. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or, in the case of any such loss, theft, or destruction, upon delivery, of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrants, in the form hereof, in such denominations as Holder may request.

                  4D. Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 4, this Warrant shall be promptly canceled by the Company. The Company shall pay all issuance taxes (other than securities transfer taxes) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 4.

                  4E. Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  Section 5. Registration Rights. The Company commits to execute within 30 days a Registration Rights Agreement in form reasonably satisfactory to the parties and customary for transactions of this nature pursuant to which the Company will use its best efforts to promptly file, cause to become effective and maintain a Registration Statement for registration of sale of the Warrant Shares on Form S-3. The initial holder of this Warrant (and related assignees thereof) shall be is entitled to the benefit of such Registration Rights Agreement.


         Section 6. Investment Representations.  By acceptance of this Warrant:

                  6A. The Holder hereby represents that any Warrant Shares to be acquired by it hereunder will be acquired for its own account, and that it has no intention of selling such securities in a public distribution in violation of the Federal securities laws or any applicable state securities laws.

                  6B. The Holder acknowledges that it is able to bear the economic risk of any investment in the Warrants for an indefinite period of time because the Warrants are being issued and sold under exemptions from registration provided in the Securities Act and under applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act or applicable state securities laws or an exemption from such registrations is available.

                  6C. Each certificate for this Warrant and the Warrant Shares will be imprinted with a legend in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES

LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE. Notwithstanding the foregoing, no opinion of counsel shall be required for transfers of this Warrant without consideration to the beneficiaries of the initial Holder provided that the beneficiaries execute investment confirmations and covenants consistent with the representations and covenants contained in this Warrant and the Accommodation Agreement in form reasonably satisfactory to the Company." "

                  6D. The Holder represents that it has had the opportunity to ask questions and receive answers concerning the Warrant and to obtain whatever information concerning the Company as has been requested by the Holder in order to make its investment decision.

                  Section 7. No Voting Rights; Limitations of Liability. This Warrant will not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder will give rise to any liability of the Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

                  Section 8. Notices. Except as otherwise expressly provided herein, all notices referred to in this Warrant will be in writing and will be delivered personally, sent by reputable express courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to the Company, at its principal executive offices and (ii) to the Holder of this Warrant, at such Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Holder).

                  Section 9. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the Holder.

                  Section 11. Descriptive Headings; Governing Law. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The construction, validity and interpretation of this Warrant will be governed by the internal law, and not the conflicts law, of Delaware.
                                    * * * * *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and to be dated the Date of Issuance hereof.


                                               Westell Technologies, Inc.



                                               By:
                                                    -------------------------
                                               Its:
                                                    -------------------------

                                    EXHIBIT A

                               EXERCISE AGREEMENT
                               ------------------



To:

Dated:


         The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. 1), hereby agrees to subscribe for the purchase of ___________ shares of the Warrant Shares covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                                            Signature:
                                                        ------------------------
                                            Name:


By:__________________________

Name:________________________

Title:_________________________


                                            Address:
                                                       -------------------------
                                                       -------------------------
                                                       -------------------------

                                    EXHIBIT B
                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                     Address                       No. of Shares
--------------------------------------------------------------------------------

, and hereby irrevocably constitutes and appoints ______________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.


Date:____________, _____,

In the presence of



                                                                           Name:


                                                                      Signature:
                                                                Title of Signing
                                                      Officer or Agent (if any):

                                                                        Address:


                                                     Note:   The above signature
should correspond exactly with the name on the face of the within Warrant.